Exhibit 99.2

TSYS Announces Earnings for 2007
Page 5 of 10

TSYS Financial Highlights (Unaudited) (In thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Percentage			Percentage
	2007	2006	Change	2007	2006	Change

Revenues
Electronic payment processing services	$244,840	232,301	5.4%	$475,004	453,362	4.8%
Merchant acquiring services	64,277	65,820	(2.3)	124,957	129,769	(3.7)
Other services	54,977	44,670	23.1	107,744	89,212	20.8
Revenues before reimbursables	364,094	342,791	6.2	707,705	672,343	5.3
Reimbursable items	96,061	86,374	11.2	182,053	169,112	7.7
Total revenues	460,155	429,165	7.2	889,758	841,455	5.7

Expenses
Salaries & other personnel expense	145,532	120,433	20.8	285,974	241,763	18.3
Net occupancy & equipment expense	67,953	75,703	(10.2)	134,089	151,053	(11.2)
Other operating expenses	54,693	61,924	(11.7)	106,047	122,939	(13.7)
Expenses before reimbursable items	268,178	258,060	3.9	526,110	515,755	2.0
Reimbursable items	96,061	86,374	11.2	182,053	169,112	7.7
Total operating expenses	364,239	344,434	5.8	708,163	684,867	3.4

Operating income	95,916	84,731	13.2	181,595	156,588	16.0

Other income:
Interest income	6,159	3,425	79.8	11,647	5,933	96.3
Interest expense	(366)	(85)	nm	(576)	(129)	nm
Loss on foreign currency translation, net	(845)	(363)	(132.8)	(162)	(87)	(86.2)
Dividend income	44	-	nm	58	-	nm
Other income	4,992	2,977	67.7	10,967	5,717	91.8

Income before income taxes, minority interest
and equity in income of equity investments	100,908	87,708	15.0	192,562	162,305	18.6
Income taxes	35,603	31,148	14.3	70,495	56,113	25.6
Income before minority interest and equity
in income of equity investments	65,305	56,560	15.5	122,067	106,192	14.9
Minority interest	(602)	(173)	nm	(952)	(264)	nm
Equity in income of equity investments	985	1,019	(3.3)	1,845	1,871	(1.4)

Net income	$65,688	57,406	14.4%	$122,960	107,799	14.1%

Basic earnings per share	$0.33	0.29	14.7%	$0.63	0.55	14.4%

Diluted earnings per share	$0.33	0.29	14.5%	$0.62	0.55	14.2%

Dividend declared per share	$0.07	0.07		$0.14	0.13

Average common shares outstanding	196,693	197,093		196,591	197,089

Average common and common
equivalent shares outstanding	197,147	197,330		197,081	197,334

nm = not meaningful
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TSYS Announces Earnings for 2007

TSYS Segment Breakdown (Unaudited) (In thousands)
	Three Months Ended June 30, 2007				Three Months Ended June 30, 2006
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$254,340	58,043	58,234	370,617	253,313	34,145	60,144	347,602
Intersegment revenues	(5,754)	(372)	(397)	(6,523)	(4,778)	-	(33)	(4,811)
Revenues before reimbursables
from external customers	$248,586	57,671	57,837	364,094	248,535	34,145	60,111	342,791
Total revenues	$333,872	60,733	74,114	468,719	325,106	40,326	70,736	436,168
Intersegment revenues	(7,795)	(372)	(397)	(8,564)	(6,970)	-	(33)	(7,003)
Revenues from external customers	$326,077	60,361	73,717	460,155	318,136	40,326	70,703	429,165
Depreciation and amortization	$25,748	5,507	6,755	38,010	31,692	4,795	6,499	42,986
Intersegment expenses	$2,982	(3,727)	(7,821)	(8,566)	6,591	(5,531)	(8,046)	(6,986)
Segment operating income	$68,860	10,872	16,184	95,916	66,780	3,204	14,747	84,731
Income before income taxes,
minority interest and equity
income of equity investments	75,275	9,053	16,580	100,908	70,001	2,389	15,318	87,708
Income tax expense	$27,404	2,235	5,964	35,603	23,443	1,926	5,779	31,148
Equity in income of equity investments	$-	985	-	985	-	1,019	-	1,019
Net Income	$48,172	6,900	10,616	65,688	46,712	1,155	9,539	57,406
Identifiable assets	1,582,154	337,571	182,751	2,102,476
Intersegment eliminations	(396,490)	(1,302)	(185)	(397,977)
Total assets	1,185,664	336,269	182,566	1,704,499

	Six Months Ended June 30, 2007				Six Months Ended June 30, 2006
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$495,309	111,006	113,052	719,367	497,756	64,858	119,006	681,620
Intersegment revenues	(10,535)	(595)	(532)	(11,662)	(9,212)	-	(65)	(9,277)
Revenues before reimbursables
from external customers	$484,774	110,411	112,520	707,705	488,544	64,858	118,941	672,343
Total revenues	$648,329	116,134	140,998	905,461	637,936	76,572	141,068	855,576
Intersegment revenues	(14,576)	(595)	(532)	(15,703)	(14,056)	-	(65)	(14,121)
Revenues from external customers	$633,753	115,539	140,466	889,758	623,880	76,572	141,003	841,455
Depreciation and amortization	$51,715	11,307	13,585	76,607	63,603	8,773	13,772	86,148
Intersegment expenses	$6,389	(6,965)	(15,123)	(15,699)	15,282	(13,105)	(16,265)	(14,088)
Segment operating income	$130,447	23,001	28,147	181,595	127,745	4,083	24,760	156,588
Income before income taxes,
minority interest and equity
income of equity investments	142,967	20,530	29,065	192,562	133,481	3,116	25,708	162,305
Income tax expense	$53,653	6,407	10,435	70,495	43,914	2,493	9,706	56,113
Equity in income of equity investments	$-	1,845	-	1,845	-	1,871	-	1,871
Net Income	$89,734	14,596	18,630	122,960	89,531	2,266	16,002	107,799

Note:

Revenues from domestic-based services include electronic payment processing services and other services provided from the UnitedStates to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States .Revenues from merchant processing services include TSYS Acquiring’s merchant acquiring and related services.

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TSYS Announces Earnings for 2007

TSYS
Balance Sheet
(In thousands)
	June 30, 2007	Dec 31, 2006
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$452,194	389,123
Restricted cash	41,744	31,568
Accounts receivable, net	253,640	246,637
Deferred income tax assets	26,853	21,556
Prepaid expenses and other current assets	58,520	55,832
Total current assets	832,951	744,716
Property and equipment, net	272,560	271,321
Computer software, net	198,193	216,450
Contract acquisition costs, net	159,829	167,449
Goodwill, net	141,973	133,337
Equity investments, net	62,795	62,064
Other intangible assets, net	14,456	21,314
Other assets	21,742	17,590
Total assets	$1,704,499	1,634,241

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$31,024	31,589
Accrued salaries and employee benefits	48,819	80,697
Current portion of notes payable and obligations under capital leases	6,008	3,156
Other current liabilities	160,818	180,345
Total current liabilities	246,669	295,787
Deferred income tax liabilities	75,468	75,019
Obligations under notes payable and capital leases excluding current portion	9,634	3,625
Other long-term liabilities	36,706	36,221
Total liabilities	368,477	410,652
Minority interest in consolidated subsidiary	7,022	6,229
Shareholders' Equity:
Common stock	19,920	19,868
Additional paid-in capital	81,317	66,677
Treasury stock	(34,312)	(35,233)
Accumulated other comprehensive income	23,317	20,641
Retained earnings	1,238,758	1,145,407
Total shareholders' equity	1,329,000	1,217,360
Total liabilities and shareholders' equity	$1,704,499	1,634,241

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TSYS Announces Earnings for 2007

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Six Months Ended June 30,
	2007	2006

Cash flows from operating activities:
Net income	$122,960	107,799
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	952	264
Equity in income of equity investments	(1,845)	(1,871)
Dividends received from equity investments	2,994	2,371
Loss on currency translation adjustments, net	162	87
Depreciation and amortization	76,607	86,148
Share-based compensation	6,596	4,445
Impairment of developed software/contract acquisition costs	620	-
Provisions for bad debt expense and billing
adjustments	148	224
Charges for transaction processing provisions	437	7,501
Deferred income tax benefit	(2,760)	(17,041)
Loss on disposal of equipment, net	23	105
(Increase) decrease in:
Accounts receivable	(6,150)	(4,442)
Prepaid expenses, other current assets and other long-term assets	(8,921)	3,830
Increase (decrease) in:
Accounts payable	(814)	451
Accrued salaries and employee benefits	(31,870)	(41,590)
Excess tax benefit from share-based payment arrangements	(3,869)	-
Other current liabilities and other long-term liabilities	(35,764)	(17,338)
Net cash provided by operating activities	119,506	130,943

Cash flows from investing activities:
Purchases of property and equipment, net	(21,438)	(14,306)
Additions to licensed computer software from vendors	(4,810)	(4,437)
Additions to internally developed computer software	(7,458)	(8,999)
Cash used in acquisitions	(472)	-
Additions to contract acquisition costs	(9,542)	(22,339)
Net cash used in investing activities	(43,720)	(50,081)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	6,805	-
Principal payments on long-term debt borrowings and
capital lease obligations	(1,744)	(1,060)
Proceeds from exercise of stock options	5,112	-
Excess tax benefit from share-based payment arrangements	3,869	-
Dividends paid on common stock	(27,598)	(23,683)
Net cash used in financing activities	(13,556)	(24,743)
Effect of exchange rate changes on cash and cash equivalents	841	1,795
Net increase in cash and cash equivalents	63,071	57,914
Cash and cash equivalents at beginning of year	389,123	237,569
Cash and cash equivalents at end of period	$452,194	295,483

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TSYS Announces Earnings for 2007

Geographic Area Data:
The following geographic area data represents revenues for the three months ended June 30 based on where the client is domiciled:

	Three Months Ended June 30,
(dollars in millions):	2007	%	2006	%	% Chg
United States	$362.5	78.8%	$360.3	83.9%	0.6%
Europe	49.0	10.7	36.2	8.4	35.6
Canada	30.8	6.7	24.0	5.6	28.3
Japan	6.1	1.3	4.5	1.1	35.0
Mexico	3.3	0.7	2.9	0.7	13.7
Other	8.5	1.8	1.3	0.3	nm
	$460.2	100.0%	$429.2	100.0%	7.2%

The following geographic area data represents revenues for the six months ended June 30 based on where the client is domiciled:

	Six Months Ended June 30,
(dollars in millions):	2007	%	2006	%	% Chg
United States	$700.3	78.7%	$710.2	84.4%	(1.4)%
Europe	95.0	10.7	68.9	8.2	37.9
Canada	60.8	6.8	46.1	5.5	31.9
Japan	11.4	1.3	8.4	1.0	35.9
Mexico	6.5	0.7	5.4	0.6	21.6
Other	15.8	1.8	2.5	0.3	nm
	$889.8	100.0%	$841.5	100.0%	5.7%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended June 30:

	Three Months Ended June 30,
	Domestic-based		International-based		Merchant acquiring
	support services		support services		services
(dollars in millions):	2007	2006	2007	2006	2007	2006
United States	$289.1	289.9	-	-	73.4	70.4
Europe	0.4	0.3	48.6	35.9	-	-
Canada	30.7	23.9	-	-	0.1	0.1
Japan	-	-	6.1	4.5	-	-
Mexico	3.3	2.9	-	-	-	-
Other	2.6	1.1	5.7	-	0.2	0.2
	$326.1	318.1	60.4	40.4	73.7	70.7

The following table reconciles segment revenues to revenues by reporting segment for the six months ended June 30:

	Six Months Ended June 30,
	Domestic-based		International-based		Merchant acquiring
	support services		support services		services
(dollars in millions):	2007	2006	2007	2006	2007	2006
United States	$560.5	569.8	-	-	139.8	140.4
Europe	0.9	0.7	94.1	68.2	-	-
Canada	60.5	45.8	-	-	0.3	0.3
Japan	-	-	11.4	8.4	-	-
Mexico	6.5	5.4	-	-	-	-
Other	5.4	2.2	10.0	-	0.4	0.3
	$633.8	623.9	115.5	76.6	140.5	141.0

nm = not meaningful

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TSYS Announces Earnings for 2007

Supplemental Information:
	Accounts on File at June 30,
(in millions)	2007	%	2006	%	% Change
Consumer	277.0	63.1%	241.2	65.8%	14.9%
Retail	57.3	13.0	36.8	10.1	55.6
Commercial	35.0	8.0	31.4	8.6	11.3
Government services/EBT	21.9	5.0	19.6	5.3	12.1
Stored Value	42.9	9.8	29.3	8.0	46.5
Debit	5.1	1.1	8.2	2.2	(38.3)
	439.2	100.0%	366.5	100.0%	19.8%

(in millions)	June 30, 2007		June 30, 2006		% Change
QTD Average Accounts on File	433.6		415.8		4.3%
YTD Average Accounts on File	426.0		427.5		(0.4)

	Accounts on File at June 30,
(in millions)	2007	%	2006	%	% Change
Domestic	368.0	83.8%	308.5	84.2%	19.3%
International	71.2	16.2	58.0	15.8	22.7
	439.2	100.0%	366.5	100.0%	19.8%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	June 2006 to June 2007	June 2005 to June 2006
Beginning balance	366.5	388.6
Change in accounts on file due to:
Internal growth of existing clients	33.1	36.5
New clients	105.5	40.0
Purges/Sales	(14.0)	(12.3)
Deconversions	(51.9)	(86.3)
Ending balance	439.2	366.5

Number of Employees (FTEs):	2007	2006
At June 30,	6,773	6,542
Quarterly average for period ended June 30,	6,783	6,540
YTD average for period ended June 30,	6,755	6,592

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